UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 30, 2002

MANUFACTURERS’ SERVICES LIMITED

(Exact name of registrant as specified in charter)

DELAWARE	001-15883	04-3258036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 BAKER AVENUE, CONCORD, MA		01742
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (978) 287-5630

NOT APPLICABLE
(Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1         Press Release dated April 30, 2002 announcing first quarter 2002 financial results.

ITEM 5.  OTHER EVENTS

On April 30, 2002, the Registrant issued a Press Release announcing the first quarter 2002 financial results.

Statements contained in this Form 8-K which are not historical facts are forward-looking statements which involve risks and uncertainties.  Actual results may differ materially from those expressed in these forward looking statements as a result of a number of important factors.  These factors include systems failures, technological changes, volatility of securities markets, government regulations and economic conditions, changes in customer demands, competition in the areas in which the company conducts its operations as well as the risks described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.  The forward-looking statements made in this Report represent the Company’s estimates as of the date of this Report and the Company assumes no obligation to update these forward-looking statements even if subsequent events cause the Company’s estimates to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

MANUFACTURERS’ SERVICES LIMITED
(Registrant)

Date:	May 8, 2002

By:	/s/ Albert A. Notini
Albert A. Notini
Executive Vice President and
Chief Financial Officer